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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       NOVEMBER 9, 1999 (NOVEMBER 5, 1999)


                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)


    Kentucky                          0-26032                   61-0902343
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(State or other              (Commission File Number)        (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)


     230 Frederica Street, Owensboro, KY                           42301
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(Address of principal executive office)                          (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                    ---------------

                                 Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)



                     The Current Report consists of 5 pages.
                     The exhibit index is located on page 4.




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Item 5.  Other Events

         On November 5, 1999, Area Bancshares Corporation ("Area") announced it had repurchased two blocks of its common stock totaling 300,000 shares from a private foundation formed by one of Area's directors. The director transferred the stock to the foundation approximately five years ago and the foundation disposed of the stock to avoid unfavorable federal tax consequences.

         The stock buybacks occurred on September 1 and September 22, 1999.

         A copy of the press release is attached hereto as Exhibit 99-1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         C.  Exhibits



                           Exhibit No.               Description
                           -----------               -----------
                              99-1        Press release dated November 5, 1999







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Area Bancshares Corporation



DATE: November 9, 1999                 By:      /s/ Edward J. Vega
                                            ------------------------------------
                                                Edward J. Vega
                                                Senior Vice President &
                                                Chief Financial Officer




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                                INDEX TO EXHIBITS



     Exhibit Number                 Exhibit Description                  Page
     --------------                 -------------------                  ----
          99-1             Press release dated November 5, 1999           5







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